SCHEDULE F
TO THE DISTRIBUTION AGREEMENT

CDSC Classes
(Class C Shares)

(Amended as of February 14, 2008)

          Name of the Fund

          Money Market Funds

Current Name	Prior Name

JPMorgan Prime Money Market Fund — Class C Shares	JPMorgan Prime Money Market Fund — Class C Shares

JPMorgan Liquid Assets Money Market Fund — Class C Shares	One Group Prime Money Market Fund — Class C Shares

JPMorgan U.S. Treasury Plus Money Market Fund — Class C Shares	One Group U.S. Treasury Securities Money Market Fund — Class C Shares

          Equity Funds

Current Name	Prior Name

JPMorgan Capital Growth Fund — Class C Shares	JPMorgan Capital Growth Fund — Class C Shares

JPMorgan Diversified Fund — Class C Shares	JPMorgan Diversified Fund — Class C Shares

JPMorgan Dynamic Small Cap Growth Fund — Class C Shares	JPMorgan Dynamic Small Cap Fund – Class C Shares (name effective until 6/29/07)

JPMorgan Emerging Markets Equity Fund – Class C Shares	N/A

JPMorgan International Equity Fund – Class C Shares	JPMorgan Fleming International Equity Fund – Class C Shares

JPMorgan Intrepid European Fund – Class C Shares	JPMorgan Fleming Intrepid European Fund – Class C Shares

JPMorgan Growth Advantage Fund – Class C Shares	JPMorgan Mid Cap Growth Fund – Class C Shares

JPMorgan Growth and Income Fund – Class C Shares	JPMorgan Growth and Income Fund – Class C Shares

JPMorgan International Opportunities Fund – Class C Shares	N/A

JPMorgan International Value Fund – Class C Shares	N/A

JPMorgan Intrepid America Fund – Class C Shares	JPMorgan Intrepid America Fund – Class C Shares

JPMorgan Intrepid Growth Fund – Class C Shares	JPMorgan Intrepid Growth Fund – Class C Shares

JPMorgan Intrepid Multi Cap Fund – Class C Shares	JPMorgan Intrepid Investor Fund – Class C Shares and JPMorgan Intrepid Contrarian Fund – Class C Shares (name effective until 4/10/06)

JPMorgan Intrepid International Fund – Class C Shares	JPMorgan Tax Aware International Opportunities Fund – Class C Shares

JPMorgan Intrepid Value Fund – Class C Shares	JPMorgan Intrepid Value Fund – Class C Shares

JPMorgan Intrepid Japan Fund – Class C Shares (name change effective 3/31/08)	JPMorgan Japan Fund – Class C Shares

JPMorgan Mid Cap Value Fund – Class C Shares	JPMorgan Mid Cap Value Fund – Class C Shares

JPMorgan Small Cap Equity Fund – Class C Shares	JPMorgan Small Cap Equity Fund – Class C Shares

JPMorgan Tax Aware U.S. Equity Fund – Class C Shares	JPMorgan Tax Aware U.S. Equity Fund – Class C Shares

JPMorgan U.S. Equity Fund – Class C Shares – Class C Shares	JPMorgan U.S. Equity Fund – Class C Shares

Current Name	Prior Name

Undiscovered Managers Behavioral Growth Fund – Class C Shares	Undiscovered Managers Behavioral Growth Fund – Class C Shares

Undiscovered Managers Behavioral Value Fund – Class C Shares	Undiscovered Managers Behavioral Value Fund – Class C Shares

JPMorgan Realty Income Fund – Class C Shares	Undiscovered Managers REIT Fund – Class C Shares

JPMorgan Intrepid Mid Cap Fund – Class C Shares	One Group Diversified Mid Cap Fund – Class C Shares and JPMorgan Diversified Mid Cap Fund – Class C Shares

JPMorgan Equity Income Fund – Class C Shares	One Group Equity Income – Class C Shares

JPMorgan Equity Index Fund – Class C Shares	One Group Equity Index Fund – Class C Shares

JPMorgan International Equity Index Fund – Class C Shares	One Group International Equity Index Fund – Class C Shares

JPMorgan Large Cap Growth Fund – Class C Shares	One Group Large Cap Growth Fund – Class C Shares

JPMorgan Large Cap Value Fund – Class C Shares	One Group Large Cap Value Fund – Class C Shares

JPMorgan Market Expansion Index Fund – Class C Shares	One Group Market Expansion Index Fund – Class C Shares

JPMorgan Multi-Cap Market Neutral Fund – Class C Shares	One Group Market Neutral Fund – Class C Shares

JPMorgan Diversified Mid Cap Growth Fund – Class C Shares	One Group Mid Cap Growth Fund – Class C Shares

JPMorgan Diversified Mid Cap Value Fund – Class C Shares	One Group Mid Cap Value Fund – Class C Shares

JPMorgan U.S. Real Estate Fund – Class C Shares	One Group Real Estate Fund – Class C Shares

JPMorgan Small Cap Growth Fund – Class C Shares	One Group Small Cap Growth Fund – Class C Shares

JPMorgan Small Cap Value Fund – Class C Shares	One Group Small Cap Value Fund – Class C Shares

JPMorgan Value Advantage Fund – Class C Shares	N/A

JPMorgan U.S. Large Cap Core Plus Fund – Class C Shares	N/A

JPMorgan Micro Cap Fund – Class C Shares	N/A

Highbridge Statistical Market Neutral Fund – Class C Shares

JPMorgan Intrepid Plus Fund – Class C Shares	JPMorgan Intrepid Long/Short Fund – Class C Shares (name effective until 11/1/07)

JPMorgan Strategic Small Cap Value Fund – Class C Shares	N/A

JPMorgan International Realty Fund – Class C Shares	N/A

JPMorgan China Region Fund – Class C Shares	N/A

JPMorgan Global Focus Fund – Class C Shares	N/A

JPMorgan Strategic Appreciation Fund –Class C Shares	JPMorgan Global Strategic Appreciation Fund –Class C Shares

JPMorgan Strategic Preservation Fund –Class C Shares	JPMorgan Global Strategic Preservation Fund –Class C Shares

JPMorgan India Fund – Class C Shares	N/A

JPMorgan Latin America Fund – Class C Shares	N/A

JPMorgan Russia Fund – Class C Shares	N/A

JPMorgan Value Discovery Fund – Class C Shares	N/A

JPMorgan Dynamic Growth Fund – Class C Shares	N/A

JPMorgan Dynamic Small Cap Core Fund – Class C Shares	N/A

Current Name	Prior Name

JPMorgan U.S. Large Cap Value Plus Fund – Class C Shares	N/A

JPMorgan U.S. Small Company Fund – Class C Shares	N/A

JPMorgan Emerging Economies Fund – Class C Shares	N/A

JPMorgan Intrinsic Value Fund – Class C Shares	N/A

JPMorgan International Markets Fund – Class C Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A

          Fixed Income Funds

Current Name	Prior Name

JPMorgan Bond Fund — Class C Shares	JPMorgan Bond Fund — Class C Shares

JPMorgan California Tax Free Bond Fund — Class C Shares	JPMorgan California Bond Fund — Class C Shares

JPMorgan Emerging Markets Debt Fund – Class C Shares	JPMorgan Fleming Emerging Markets Debt Fund – Class C Shares

JPMorgan Strategic Income Fund — Class C Shares	JPMorgan Global Strategic Income Fund — Class C Shares (name effective until 6/16/06)

JPMorgan Intermediate Tax Free Bond Fund — Class C Shares	JPMorgan Intermediate Tax Free Income Fund — Class C Shares

JPMorgan New York Tax Free Bond Fund — Class C Shares	JPMorgan New York Intermediate Tax Free Income Fund — Class C Shares

JPMorgan Arizona Municipal Bond Fund — Class C Shares	One Group Arizona Municipal Bond Fund — Class C Shares

JPMorgan Core Bond Fund — Class C Shares	One Group Bond Fund — Class C Shares

JPMorgan Government Bond Fund — Class C Shares	One Group Government Bond Fund — Class C Shares

JPMorgan High Yield Bond Fund — Class C Shares	One Group High Yield Bond Fund — Class C Shares

JPMorgan Core Plus Bond Fund — Class C Shares	One Group Income Bond Fund — Class C Shares

JPMorgan Intermediate Bond Fund — Class C Shares	One Group Intermediate Bond Fund — Class C Shares

JPMorgan Kentucky Municipal Bond Fund-Class C Shares	One Group Kentucky Municipal Bond Fund-Class C Shares

JPMorgan Louisiana Municipal Bond Fund — Class C Shares	One Group Louisiana Municipal Bond Fund — Class C Shares

JPMorgan Michigan Municipal Bond Fund — Class C Shares	One Group Michigan Municipal Bond Fund — Class C Shares

JPMorgan Municipal Income Fund— Class C Shares	One Group Municipal Income Fund— Class C Shares

JPMorgan Ohio Municipal Bond Fund — Class C Shares	One Group Ohio Municipal Bond Fund — Class C Shares

JPMorgan Short Duration Bond Fund - Class C Shares	One Group Short-Term Bond Fund - Class C Shares

JPMorgan Short Term Municipal Bond Fund - Class C Shares	One Group Short-Term Municipal Bond Fund - Class C Shares

JPMorgan Tax Free Bond Fund – Class C Shares	One Group Tax-Free Bond Fund – Class C Shares

JPMorgan Treasury & Agency Fund — Class C Shares	One Group Treasury & Agency Fund — Class C Shares

JPMorgan Ultra Short Duration Bond Fund - Class C Shares	One Group Ultra Short-Term Bond Fund - Class C Shares and JPMorgan Ultra Short Term Bond Fund — Class C Shares (name effective until 7/1/06)

JPMorgan West Virginia Municipal Bond Fund — Class C Shares	One Group West Virginia Municipal Bond Fund — Class C Shares

JPMorgan Tax Aware Real Return Fund – Class C Shares	N/A

JPMorgan Real Return Fund – Class C Shares	N/A

Current Name	Prior Name

JPMorgan International Currency Income Fund – Class C Shares	N/A

JPMorgan Income Builder Fund – Class C Shares	JPMorgan World Income Builder Fund – Class C Shares

JPMorgan Tax Aware High Income Fund – Class C Shares	N/A

          Investor Funds

Current Name	Prior Name

JPMorgan Investor Balanced Fund — Class C Shares	One Group Investor Balanced Fund — Class C Shares

JPMorgan Investor Conservative Growth Fund — Class C Shares	One Group Investor Conservative Growth Fund — Class C Shares

JPMorgan Investor Growth & Income Fund — Class C Shares	One Group Investor Growth & Income Fund — Class C Shares

JPMorgan Investor Growth Fund — Class C Shares	One Group Investor Growth Fund — Class C Shares

          JPMorgan SmartRetirement Funds

Current Name	Prior Name

JPMorgan SmartRetirement Income Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2010 Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2015 Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2020 Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2025 Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2030 Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2035 Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2040 Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2045 Fund – Class C Shares	N/A

JPMorgan SmartRetirement 2050 Fund – Class C Shares	N/A

*	*	*	*

J.P. Morgan Fleming Mutual Fund Group, Inc.
J.P. Morgan Mutual Fund Group
J.P. Morgan Mutual Fund Investment Trust
Undiscovered Managers Funds
J.P. Morgan Series Trust II
JPMorgan Trust I
JPMorgan Trust II
JPMorgan Insurance Trust
Each on behalf of itself and each of its Funds

By:

Name:

Title:

JPMORGAN DISTRIBUTION SERVICES, INC.

By:

Name:

Title: